                                                                   EXHIBIT 10.19


                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), is made as of April 20, 2001, among COHO ENERGY, INC., a Texas corporation (the "Borrower"), the various financial institutions as are, or may from time to time become, parties to the Credit Agreement (the "Lenders"), THE CHASE MANHATTAN BANK, as administrative agent for the Lenders (the "Administrative Agent"), THE CHASE MANHATTAN BANK, as Issuing Bank, MEESPIERSON CAPITAL CORP., as Documentation Agent, and FLEET NATIONAL BANK, as Syndication Agent.

                              WITNESSETH:

         WHEREAS, the Borrower, the Lenders, the Agents and the Issuing Bank have heretofore entered into that certain Credit Agreement, dated as of March 31, 2000 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), and

         WHEREAS, the Borrower, the Lenders, the Agents and the Issuing Bank now intend to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, each of the Borrower, the Lenders, the Agents, and the Issuing Bank hereby agree as follows:

         SECTION 1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings given in the Credit Agreement, as amended by this Amendment.

         SECTION 2.  Amendments to Credit Agreement.

         a. Effective January 1, 2001, the definition of "Current Ratio" contained in Section 1.1 of the Credit Agreement hereby is amended in its entirety to the following:

         "        "Current Ratio" means, as of any date a determination thereof is to be made, the ratio of

                  (a) the sum of (i) the amount of the consolidated current assets of the Borrower and its Subsidiaries plus (ii) the amount of the Borrowing Base Excess to

                  (b) the amount of the consolidated current liabilities of the Borrower and its Subsidiaries, provided that the requirements of Statement of Financial Accounting Standards 133, as modified by Statement of Financial Accounting Standards 137, of the Financial Accounting Standards Board, with respect to the non-cash balance sheet and income statement treatment of derivative instruments, including, without limitation, the valuation of such instruments and accounting for fluctuations in such value, will be disregarded for purposes of calculating the foregoing ratio."

         SECTION 3. Waiver. The Borrower has notified the Administrative Agent and the Lenders that mergers involving the following Subsidiaries of the Borrower have taken place as of the indicated date (the "Mergers"):

         a. Interstate Natural Gas Company, a Delaware corporation ("INGC"), merged into Coho Resources, Inc., a Nevada corporation ("CRI"), effective as of December 31, 2000;

         b. Coho Louisiana Production Company, a Delaware corporation ("CLPC"), merged into CRI effective as of December 31, 2000;

         c. Coho Marketing & Transportation, Inc., a Nevada corporation ("CMTI"), merged into CRI effective as of December 31, 2000;

         d. Coho Exploration, Inc., a Delaware corporation ("CEI"), merged into CRI effective as of December 31, 2000; and

         e. Coho Shell Company, a Delaware corporation ("CSC"), merged into Borrower effective as of January 26, 2001.

In addition, the Borrower has notified the Administrative Agent and the Lenders that the Borrower intends to merge Coho Resources Limited, an Alberta corporation ("CRL"), into the Borrower in the near future (the "Proposed Merger").

         Borrower has requested the waiver by the Lenders of, and the Lenders hereby waive, any Default or Event of Default occurring under any terms or provisions of the Credit Agreement or the other Loan Documents in connection with the Mergers or the Proposed Merger; provided that such waiver only shall continue to be effective if the Administrative Agent receives all modifications to the Loan Documents reasonably requested in writing by the Administrative Agent necessitated by such Mergers or the Proposed Merger, in form and substance acceptable to the Administrative Agent, in its reasonable discretion. This waiver shall not be deemed to be a waiver of the requirements of any other terms or provisions of the Credit Agreement or the other Loan Documents with respect to the Mergers or the Proposed Merger or of any prohibitions in the Loan Documents relating to future mergers involving the Borrower or any Subsidiaries of the Borrower.

         SECTION 4. Conditions to Effectiveness. Subject to Section 2 hereof (the effective date of which shall be as therein provided), the effectiveness of this Amendment is conditioned upon the Administrative Agent receiving the following, in form and substance acceptable to the Administrative Agent in its reasonable discretion:

         a.       This Amendment executed by the Borrower;

         b. Ratification, and appropriate UCC-3 Financing Statement Change forms, executed by CRI,;

         c. Ratification, and appropriate UCC-3 Financing Statement Change forms, executed by Borrower;

         d. Evidence of the consummation of the Mergers, including, copies of the certificates of merger, certified as being true and correct copies by an Authorized Officer of the Borrower, satisfactory to the Administrative Agent, in its reasonable discretion; and

         e. Such other documents as the Administrative Agent shall have requested in writing, in its reasonable discretion.

All documents executed or submitted pursuant hereto by or on behalf of Borrower or any of its Subsidiaries shall be satisfactory in form and substance to the Administrative Agent and Administrative Agent shall have received all information, approvals, opinions, documents or instruments as Lender or its counsel may reasonably request.

         SECTION 5. Representations and Warranties. To confirm each Lender's understanding concerning Borrower and its businesses, properties and obligations, and to induce the Agents, the Issuing Bank and each Lender to enter into this Amendment, the Borrower hereby reaffirms to the Agents, the Issuing Bank and each Lender that, as of the date hereof and for this purpose giving effect to this Amendment as if in force at all times from and after January 1, 2001, its representations and warranties contained in Article III of the Credit Agreement and in the other Loan Documents to which it is a party (except to the extent such representations and warranties relate solely to an earlier date) are true and correct and additionally represents and warrants as follows:

a. The execution, delivery and performance by the Borrower of this Amendment and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it, are within the Borrower's and each such Obligor's corporate, limited liability company and/or partnership powers, and have been duly authorized by all necessary corporate, limited liability company and/or partnership action, and if required, stockholder, member and/or partner action. This Amendment has been duly executed and delivered by the Borrower and this Amendment and the Credit Agreement as amended by this Amendment each constitute, and each other Loan Document executed or to be executed by any Obligor, when executed and delivered by such Obligor, will constitute, a legal, valid and binding obligation of the Borrower or such Obligor (as the case may be), enforceable in accordance with their respective terms.

b. The execution, delivery and performance by the Borrower of this Amendment, the Credit Agreement and each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each other Obligor of each Loan Document executed or to be executed by it, (a) do not require any Governmental Approval or third party approvals, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any applicable Governmental Rule or the Organic Documents of the Borrower or any such Obligor or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any such Obligor or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any such Obligor, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any such Obligor except Liens created under the Loan Documents.

         SECTION 6. Reaffirmation of Credit Agreement. This Amendment constitutes a "Loan Document" as defined in the Credit Agreement and shall be deemed to be an amendment of the Credit Agreement, and the Credit Agreement, as amended and restated hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended by this Amendment.

         SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute one and the same Amendment.

         SECTION 8. GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS.

         SECTION 9. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         SECTION 10. Entire Agreement. THIS WRITTEN AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                     COHO ENERGY, INC.


                                     By:      /s/ Gary L. Pittman
                                           -------------------------------------
                                     Name:    Gary L. Pittman
                                     Title:   Vice President and
                                              Chief Financial Officer

                                     THE CHASE MANHATTAN BANK, individually
                                     as a Lender and as Administrative Agent


                                     By:      /s/ Russell A. Johnson
                                           -------------------------------------
                                     Name:    Russell A. Johnson
                                     Title:   Vice President

                                     THE CHASE MANHATTAN BANK,
                                     as Issuing Bank


                                     By:      /s/ Russell A. Johnson
                                           -------------------------------------
                                     Name:    Russell A. Johnson
                                     Title:   Vice President

                                     FORTIS CAPITAL CORP.,
                                     successor-in-interest to Meespierson
                                     Capital Corp., individually as a Lender
                                     and as Documentation Agent


                                     By:      /s/ Darrell W. Holley
                                           -------------------------------------
                                     Name:    Darrell W. Holley
                                     Title:   Managing Director


                                     By:      /s/ Christopher S. Parada
                                           -------------------------------------
                                     Name:    Christopher S. Parada
                                     Title:   Vice President

                                     FLEET NATIONAL BANK, individually as a
                                     Lender and as Syndication Agent


                                     By:      /s/ Terrence Ronan
                                           -------------------------------------
                                     Name:    Terrence Ronan
                                     Title:   Managing Director

                                     CREDIT LYONNAIS, NEW YORK BRANCH,
                                     individually as Lender


                                     By:      /s/ Philippe Soustra
                                           -------------------------------------
                                     Name:    Philippe Soustra
                                     Title:   Executive Vice President


                                     By:
                                           -------------------------------------
                                     Name:
                                     Title:

                                     ABN AMRO BANK N.V., individually as Lender


                                     By:      /s/ Jamie A. Conn
                                           -------------------------------------
                                     Name:    Jamie A. Conn
                                     Title:   Group Vice President


                                     By:      /s/ Stuart Murray
                                           -------------------------------------
                                     Name:    Stuart Murray
                                     Title:   Group Vice President

                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     individually as Lender


                                     By:      /s/ Michael W. Depriest
                                           -------------------------------------
                                     Name:    Michael W. Depriest
                                     Title:   Portfolio Manager

                                     CIBC INC., individually as Lender


                                     By:      /s/ Nora Q. Catiis
                                           -------------------------------------
                                     Name:    Nora Q. Catiis
                                     Title:   Authorized Signature


                                     By:
                                           -------------------------------------
                                     Name:
                                     Title:

                                     CREDIT AGRICOLE INDOSUEZ, individually
                                     as Lender


                                     By:      /s/ Patrick Cocquerel
                                           -------------------------------------
                                     Name:    Patrick Cocquerel
                                     Title:   First Vice President, Managing
                                              Director, Head of Houston
                                              Representative Office


                                     By:      /s/ Brian D. Kniezeak
                                           -------------------------------------
                                     Name:    Brian D. Kniezeak
                                     Title:   First Vice President

                                     NATEXIS BANQUES POPULAIRES, individually as Lender


                                     By:      /s/ Donovan C. Broussard
                                           -------------------------------------
                                     Name:    Donovan C. Broussard
                                     Title:   Vice President


                                     By:      /s/ Renaud J. d'Herbes
                                           -------------------------------------
                                     Name:    Renaud J. d'Herbes
                                     Title:   Senior Vice President
                                              and Regional Manager